UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          ------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): October 4, 2007

                            NEAH POWER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                  000-49962                88-0418806
 (State or other jurisdiction   (Commission File           (IRS Employer
       of incorporation)             Number)             Identification No.)

            22122 20th Ave. SE, Suite 161, Bothell, Washington 98021
               (Address of principal executive offices) (Zip Code)

                                 (425) 424-3324
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure.

     On October 4, 2007, we issued a press release announcing our plan to hold a conference call on October 4, 2007 at 1:30 p.m. PT to discuss our prototype and commercialization of our technology.

     A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

     Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

No.    Description
----   ------------------------------------------
99.1   Press release dated October 4, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEAH POWER SYSTEMS, INC.

Date: October 4, 2007                    By:   /s/ David M. Barnes
                                               ---------------------------------
                                               David M. Barnes
                                               Chief Financial Officer